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                                                                  Exhibit 10.9.2

                               SECOND AMENDMENT TO

                              EMPLOYMENT AGREEMENT

          This Second Amendment to Employment Agreement (the "Second Amendment") is made and entered into as of January 1, 1998, by and between KENNEDY-WILSON, INC., a Delaware corporation, with its principal office located in Santa Monica, California (the "Company"), and Richard Mandel, an individual ("Employee").

                                    RECITALS

          WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of January 1, 1997, (the "Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

          WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Employee's Term and Compensation.

                             AMENDMENT TO AGREEMENT

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of January 1, 1998 as follows:

          1. The Term of the Agreement is extended until December 31, 1999. Therefore, Section 3 of the Agreement is amended such that the termination date of "December 31, 1998" is deleted and the termination date of "December 31, 1999" is inserted in lieu thereof.

          2. Section 5(a) is deleted in its entirety and the following is inserted in lieu thereof.

                    5(a) Employee shall be paid an annual salary equal to $250,000 per annum for the period of January 1, 1998 to December 31, 1999, payable on such basis as is the normal payment pattern of the Company, not to be less frequently than monthly.

          Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

          IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this  Second
Amendment as of the date first above written.

                                         "Employee"


                                         -------------------------------------
                                         Richard Mandel


                                         "Company"
                                         KENNEDY-WILSON, INC.,
                                         a Delaware corporation


                                         By:
                                            ------------------------------------
                                            William J. McMorrow
                                            Chairman and Chief Executive Officer